UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Medicine Man Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! MEDICINE MAN TECHNOLOGIES, INC. D/B/A SCHWAZZE 865 N. ALBION ST., STE. 300 DENVER, CO 80220 MEDICINE MAN TECHNOLOGIES, INC. D/B/A SCHWAZZE 2024 Annual Meeting Vote by June 19, 2024 11:59 PM ET You invested in MEDICINE MAN TECHNOLOGIES, INC. D/B/A SCHWAZZE and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 20, 2024 9:00 AM MDT Schwazze Headquarters 865 N. Albion St., Ste. 300 Denver, CO 80220 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V48246-P06745

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V48247-P06745 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com 1. To elect as Class A directors the nominees named in the proxy statement; Nominees: 1a. Jonathan Berger For 1b. Jeffrey Cozad For 1c. Kathy Vrabeck For 1d. Paul Montalbano For 1e. Bradley Stewart For 2. To ratify the appointment of Baker Tilly US, LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2024; For 3. To approve an amendment to the Company’s 2017 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock issuable under the Equity Plan from 18,500,000 to 22,200,000 shares; For 4. To approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of the Company’s authorized Common Stock from 250,000,000 to 275,000,000; and For 5. To consider and act upon an advisory, non-binding vote on the compensation of the Company’s named executive officers, as disclosed in the proxy statement. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.